Exhibit 10.8

August 13, 2002

Florists’ Transworld Delivery, Inc.
3113 Woodcreek Drive
Downers Grove, Illinois  60515

Attention:	Carrie Wolfe
Chief Financial Officer, Treasurer

Re:	Waiver Letter

Ladies and Gentlemen:

We refer to that certain Credit Agreement (as amended, the “Credit Agreement”) dated as of September 27, 2001 among you (the “Borrower”), IOS Brands Corporation (the “Parent”), certain Subsidiaries, the Lenders and Harris Trust and Savings Bank, as administrative agent (the “Agent”).  All capitalized terms used herein without definition shall have the same meanings as such terms have in the Credit Agreement.  We specifically refer to Section 8.22 of the Credit Agreement, the Total Funded Debt/EBITDA Ratio.  Notwithstanding anything contained in the Credit Agreement to the contrary, by our execution below, we hereby specifically waive any violation of Section 8.22, and any Default or Event of Default which would otherwise be caused thereby, for the fiscal quarter of the Parent ended on June 30, 2002, provided that it is a condition to the effectiveness of this waiver that (i) the actual Total Funded Debt/EBITDA Ratio for the fiscal quarter of the Parent ended June 30, 2002 shall not have been greater than 3.80 to 1.0, and (ii) the actual amount of Total Funded Debt of the Parent and the Subsidiaries as of the date of the execution hereof by the Borrower shall have been reduced to an amount not greater than $35,750,000.

Except as expressly waived herein, the Credit Agreement shall continue to be in full force and effect in accordance with its original terms and conditions.

Very truly yours,

Harris Trust and Savings Bank, in its individual capacity as a Lender and as Administrative Agent

By	/s/ KIRBY M. LAW
	Name	Kirby M. Law
	Title	Vice President

U.S. Bank National Association

By	/s/ R. MICHAEL NEWTON
	Name	R. Michael Newton
	Title	Vice President

KeyBank National Association

By	/s/ THOMAS J. PURCELL
	Name	Thomas J. Purcell
	Title	Senior Vice President

Standard Federal Bank, N.A., f/k/a Michigan National Bank

By	/s/ ANNETTE GORDON
	Name	Annette Gordon
	Title	First Vice President

Agreed to and accepted as of the

date first above written:

Borrower

Florists’ Transworld Delivery, Inc.

By	/s/ CARRIE WOLFE
	Name	Carrie Wolfe
	Title	CFO & Treasurer

Guarantors

IOS Brands Corporation

By	/s/ CARRIE WOLFE
	Name	Carrie Wolfe
	Title	CFO & Treasurer

Value Network Service, Inc.

By	/s/ ROBERT NORTON
	Name	Robert Norton
	Title	CEO & President

FTD Holdings, Incorporated

By	/s/ ROBERT NORTON
	Name	Robert Norton
	Title	CEO & President

FTD International Corporation

By	/s/ ROBERT NORTON
	Name	Robert Norton
	Title	CEO & President